                                                                  Exhibit (h)(7)

                               AMENDED SCHEDULE A

Arizona Municipal Bond Fund                  Louisiana Municipal Bond Fund
Balanced Fund                                Market Expansion Index Fund
Bond Fund                                    Market Neutral Fund
Diversified Equity Fund                      Michigan Municipal Bond Fund
Diversified International Fund               Michigan Municipal Money Market Fund
Diversified Mid Cap Fund                     Mid Cap Growth Fund
Equity Income Fund                           Mid Cap Value Fund
Equity Index Fund                            Mortgage-Backed Securities Fund
Government Bond Fund                         Municipal Income Fund
Government Money Market Fund                 Municipal Money Market Fund
Health Sciences Fund                         Ohio Municipal Bond Fund
High Yield Bond Fund                         Ohio Municipal Money Market Fund
Income Bond Fund                             Prime Money Market Fund
Institutional Prime Money Market Fund        Real Estate Fund
Institutional Prime Plus Money Market Fund   Short Term Bond Fund
Institutional Tax-Free Money Market Fund     Short-Term Municipal Bond Fund
Intermediate Bond Fund                       Small Cap Growth Fund
Intermediate Tax Fee Bond Fund               Small Cap Value Fund
International Equity Index Fund              Tax Free Bond Fund
Investor Balanced Fund                       Technology Fund
Investor Conservative Growth Fund            Treasury & Agency Fund
Investor Growth & Income Fund                Treasury Only Money Market Fund
Investor Growth Fund                         Ultra Short Term Bond Fund
Kentucky Municipal Bond Fund                 U.S. Government Securities Money Market Fund
Large Cap Growth Fund                        U.S. Treasury Securities Money Market Fund
Large Cap Value Fund                         West Virginia Municipal Bond Fund

ONE GROUP(R) MUTUAL FUNDS                    STATE STREET BANK AND TRUST COMPANY


By: /s/ Robert L. Young                      By:
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Date: August 14, 2003                        Date: August 14, 2003
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